UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007 (September 12, 2007)

GULF WESTERN PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

000-52309
(Commission File Number)

Nevada		98-0489324
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

4801 Woodway Drive, Suite 306, Houston, Texas, 77056
(Address of principal executive offices) (Zip Code)

 (713) 355-7001
Registrant’s telephone number including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On September 12, 2007, Gulf Western Petroleum Corporation (the “Issuer”) issued 1,000,000 Units at a price of $0.40 per Unit, with each Unit consisting of one share of the common stock of the Issuer, one Class A Warrant, and one Class B Warrant, for aggregate proceeds of $400,000.  Each Class A Warrant may be exercised at a price of $2.00 for a period of 3 years to acquire one additional common share of the Issuer.  Each Class B Warrant may be exercised at a price of $3.00 for a period of 3 years to acquire one additional common share of the Issuer. The securities were sold to non-US persons pursuant to Regulation S and to an accredited investor pursuant to Rule 506 of Regulation D under the Securities Act of 1933.  The securities are restricted securities pursuant to Rule 144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Western Petroleum Corporation
Date	September 17, 2007	(Registrant)
/ s / Don L. Sytsma
Don L. Sytsma, Chief Financial Officer